Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Schedule of Estimated Useful Lives
Property, plant and equipment is recorded at cost and depreciated using the straight-line method over their estimated useful lives as follows:

Compression equipment, facilities and other fleet assets	3 to 23 years	(1)
Buildings	20 to 35 years
Transportation, shop equipment and other	3 to 10 years

(1)
In the fourth quarter of 2017, we evaluated the estimated useful lives and salvage values of our property, plant and equipment. As a result of this evaluation, we changed the useful lives and salvage values for our compression equipment from a maximum useful life of 30 years to 23 years and a maximum salvage value of 20% to 15% based on expected future use. During the year ended December 31, 2017, we recorded a $1.2 million increase in depreciation expense as a result of these changes in useful lives and salvage values.